Exhibit 10.1

FIRST AMENDMENT

                THIS FIRST AMENDMENT dated as of March 16, 2005 (the “Amendment”) is entered into among Tenet Healthcare Corporation, a Nevada corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

                WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2004 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Subsidiary Guarantors and the Administrative Agent entered into that certain Guarantee and Pledge Agreement dated as of December 31, 2004 (as amended or modified from time to time, the “Guarantee and Pledge Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement and the Guarantee and Pledge Agreement as set forth below;

                NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1.             Amendments to the Credit Agreement.

(a)           The definition of “Termination Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Termination Date” means December 31, 2005; provided, however, if the Administrative Agent releases its liens on all Investments in any Subsidiary Guarantor owned by any Credit Party pursuant to Section 9.14, the Termination Date shall be automatically extended to June 30, 2006 at the time of the Administrative Agent’s release of such Investments in accordance with Section 9.14.

(b)           The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the participations in LC Reimbursement Obligations within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c)  has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

(c)           The parenthetical in the first sentence of Section 2.01(f) is hereby amended to read as follows:

(but such request shall not be permitted to be made sooner than 100 days prior to the existing expiry date of the applicable Letter of Credit and the Lenders shall not be requested to grant such request sooner than 90 days prior to the existing expiry date of the applicable Letter of Credit)

(d)           Section 9.05 of the Credit Agreement is hereby amended by (a) deleting the “.” at the end of the clause (iii) and inserting “; or” in place thereof and (b) adding a new clause (iv) which shall read as follows:

                (iv)          release any Collateral, including, without limitation, any proceeds in the BANA Account or the BAS Account (as such terms are defined in the Assignment of Collateral Account), without written consent of all the Lenders.

(e)           The proviso in Section 9.06(c) of the Credit Agreement is hereby amended to read as follows:

provided that

(A)          if such Eligible Assignee is not an Affiliate of the transferor Lender and was not a Lender immediately prior to such assignment, then, unless the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise agree, the portion of the transferor Lender’s Commitment assigned to such Eligible Assignee shall be at least $25,000,000;

(B)           unless the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise agree or the transferor Lender assigns its entire Commitment to such Eligible Assignee, the transferor Lender and/or its Affiliates shall retain, in the aggregate, a Commitment at least equal to $25,000,000; and

(C)           any assignment of a Commitment must be approved by the Administrative Agent unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee).

(f)            A new Section 9.13 is hereby added at the end of Article 9 and shall read as follows:

9.13        Replacement of Lenders.

The Borrower and, in the case of clause (b) below, the Administrative Agent shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 8.01 or 8.02, (b) becomes a Defaulting Lender or (c) becomes a non-consenting Lender as provided below, with a replacement bank or other financial institution, provided that (i) such replacement does not conflict with any laws, (ii) except in the case of clause (c) above, no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all LC Reimbursement Obligations and other amounts (other than any reasonably disputed amounts), pursuant to Section 8.01 and 8.02, as the case may be, owing to such replaced Lender prior to the date of replacement, (iv) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be an Eligible Assignee, (v) the replaced Lender shall be obligated to cooperate to effect such replacement in accordance with the provisions of Section 9.06, including, without limitation, by execution of an Assignment and Assumption (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), and (vi) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

If in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement that are contemplated by clauses (i) through (iv), inclusive of the first proviso of Section 9.05, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Lender or Lenders with one or more replacement banks or financial institutions pursuant to this Section 9.13 so long as at the time of replacement, each such replacement bank or financial institution consents to the proposed change, waiver, discharge or termination; provided that, the failure by such non-consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such non-consenting Lender and the mandatory assignment of such non-consenting Lender’s Commitments and outstanding participations in LC Reimbursement Obligations pursuant to this Section 9.13 shall nevertheless be effective without the execution by such non-consenting Lender of an Assignment and Assumption.

(g)           A new Section 9.14 is hereby added at the end of Article 9 and shall read as follows:

Section 9.14         Release of Equity Interests.

At any time on or after April 15, 2005, upon written request by the Borrower, so long as no Default or Event of Default has occurred and is then continuing, the Administrative Agent, on behalf of the Lenders, shall promptly release its liens on the Investments in the Subsidiary Guarantors pledged by the Credit Parties pursuant to the Guarantee and Pledge Agreement.

                2.             Amendment to the Guarantee and Pledge Agreement.

(a)           Section 15(c) of the Guarantee and Pledge Agreement is hereby amended to read as follows:

(c)           At any time before the Transaction Liens granted by the Borrower terminate, the Administrative Agent may, at the written request of the Borrower, release any Collateral with the prior written consent of all Lenders.

(b)           A new subsection (e) is hereby added to Section 15 of the Guarantee and Pledge Agreement and shall read as follows:

(e)           The Transaction Liens granted on the Equity Interests pursuant to Section 3(a) above shall terminate, so long as no Default or Event of Default has occurred and is then continuing, at any time on or after April 15, 2005, upon written request by the Borrower, without prejudice to any Lien granted under any other Security Document.

                3.             Conditions Precedent.  This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent.

                4.             Miscellaneous.

                                                                (a)           The Credit Agreement, and the obligations of the Borrower thereunder and of the Credit Parties under the other Financing Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                (b)           Each Credit Party hereby represents and warrants as follows:

                (i)            Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                (ii)           This Amendment has been duly executed and delivered by each Credit Party and constitutes each Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                (iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

                                                                (c)           The Borrower and each other Credit Party, as applicable, represent and warrant to the Lenders that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement and of the Credit Parties in each other Security Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                                                                (d)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

                (e)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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                Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	TENET HEALTHCARE CORPORATION,
a Nevada corporation

	By:	/s/ Scott Kellman
	Name:	F. Scott Kellman
	Title:	Senior Vice President, Corporate Finance and Treasurer

SUBSIDIARY GUARANTORS:
AHM ACQUISITION CO., INC.
ALVARADO HOSPITAL MEDICAL CENTER, INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMERICAN MEDICAL (CENTRAL), INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (IRVINE MEDICAL CENTER), INC.
AMISUB (NORTH RIDGE HOSPITAL), INC.
AMISUB (SAINT JOSEPH HOSPITAL), INC.
AMISUB (SFH), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF CALIFORNIA, INC.
AMISUB OF NORTH CAROLINA, INC.
AMISUB OF SOUTH CAROLINA, INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CGH HOSPITAL, LTD.
COMMONWEALTH CONTINENTAL HEALTH CARE, INC.
COMMUNITY HOSPITAL OF LOS GATOS, INC.
CORAL GABLES HOSPITAL, INC.
CYPRESS FAIRBANKS MEDICAL CENTER, INC.
DELRAY MEDICAL CENTER, INC.
DOCTORS HOSPITAL OF MANTECA, INC.
DOCTORS MEDICAL CENTER OF MODESTO, INC.
EAST COOPER COMMUNITY HOSPITAL, INC.
FMC ACQUISITION, INC.
FMC HOSPITAL, LTD.
FMC MEDICAL, INC.

	By:	/s/ Dennis L. Dent
	Name:	Dennis L. Dent
	Title:	Treasurer for each of the foregoing

FOUNTAIN VALLEY REGIONAL HOSPITAL & MEDICAL CENTER
FRYE REGIONAL MEDICAL CENTER, INC.
GULF COAST COMMUNITY HOSPITAL, INC.
HILTON HEAD HEALTH SYSTEM, L.P.
HNMC, INC.
HNW GP, INC.
HNW LP, INC.
HOLLYWOOD MEDICAL CENTER, INC.
HOUSTON NORTHWEST MEDICAL CENTER, INC.
HOUSTON NORTHWEST PARTNERS, LTD.
JFK MEMORIAL HOSPITAL, INC.
LAKE POINTE GP, INC.
LAKE POINTE INVESTMENTS, INC.
LAKE POINTE PARTNERS, LTD.
LAKEWOOD REGIONAL MEDICAL CENTER, INC.
LIFEMARK HOSPITALS OF FLORIDA, INC.
LIFEMARK HOSPITALS OF LOUISIANA, INC.
LIFEMARK HOSPITALS, INC.
LOS ALAMITOS MEDICAL CENTER, INC.
MCF, INC.
MEDICAL CENTER OF GARDEN GROVE
MEODOWCREST HOSPITAL, LLC
NEW MEDICAL HORIZONS, II, LTD.
NME HEADQUARTERS, INC.
NORTH FULTON MEDICAL CENTER, INC.
NORTH MIAMI MEDICAL CENTER, LTD.
NORTH SHORE REGIONAL MEDICAL CENTER, LLC
ORNDA HOSPITAL CORPORATION
ORNDA INVESTMENTS, INC.
PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.
PLACENTIA-LINDA HOSPITAL, INC.
REPUBLIC HEALTH CORPORATION OF ROCKWALL COUNTY
RHC PARKWAY, INC.
SAN DIMAS COMMUNITY HOSPITAL
SAN RAMON REGIONAL MEDICAL CENTER, INC.
SIERRA VISTA HOSPITAL, INC.
TENET CALIFORNIA, INC.
TENET FINANCE CORP.
TENET FRISCO, LTD.
TENET GOOD SAMARITAN, INC.
TENET HEALTHCARE, LTD.

By:	/s/ Dennis L. Dent
Name:	Dennis L. Dent
Title:	Treasurer for each of the foregoing

TENET HEALTHCARE-FLORIDA, INC.
TENET HEALTHSYSTEM BARTLETT, INC.
TENET HEALTHSYSTEM BUCKS COUNTY, L.L.C.
TENET HEALTHSYSTEM CFMC, INC.
TENET HEALTHSYSTEM DI, INC.
TENET HEALTHSYSTEM GB, INC.
TENET HEALTHSYSTEM GRADUATE, L.L.C.
TENET HEALTHSYSTEM HAHNEMANN, L.L.C.
TENET HEALTHSYSTEM HEALTHCORP.
TENET HEALTHSYSTEM HOLDINGS, INC.
TENET HEALTHSYSTEM HOSPITALS, INC.
TENET HEALTHSYSTEM HOSPITALS DALLAS, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM MEMORIAL MEDICAL CENTER, INC.
TENET HEALTHSYSTEM NORRIS, INC.
TENET HEALTHSYSTEM NORTH SHORE, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET HEALTHSYSTEM ROXBOROUGH, LLC
TENET HEALTHSYSTEM SGH, INC.
TENET HEALTHSYSTEM SL, INC.
TENET HEALTHSYSTEM SPALDING, INC.
TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C.
TENET HEALTHSYSTEM DESERT, INC.
TENET HIALEAH HEALTHSYSTEM, INC.
TENET HOSPITALS, INC.
TENET HOSPITALS LIMITED
TENET SOUTH FULTON, INC.
TENET ST. MARY’S, INC.
TENETSUB TEXAS, INC.
TWIN CITIES COMMUNITY HOSPITAL, INC.
USC UNIVERSITY HOSPITAL, INC.
WEST BOCA MEDICAL CENTER, INC.

By:	/s/ Dennis L. Dent
Name:	Dennis L. Dent
Title:	Treasurer for each of the foregoing

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Kevin R. Wagley
	Name:	Kevin R. Wagley
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as L/C Issuer and Lender

	By:	/s/ Kevin R. Wagley
	Name:	Kevin R. Wagley
	Title:	Senior Vice President

CITICORP USA, INC.,
as Syndication Agent and Lender

	By:	/s/ Suzanne Crymes
	Name:	Suzanne Crymes
	Title:	Vice President